UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

__________________

FORM 8-K

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CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 6, 2021

Poshmark, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-39848	27-4827617
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

203 Redwood Shores Parkway, 8th Floor

Redwood City, California 94065

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (650) 262-4771

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, $0.0001 par value per share	POSH	The Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(d)	Appointment of Director

On August 6, 2021, in accordance with its bylaws, the Board of Directors (the “Board”) of Poshmark, Inc. (the “Company”) increased the size of the Board from seven to eight directors and appointed Ebony Beckwith to serve as a Class II director, effective immediately. As a Class II director, Ms. Beckwith will serve for a term expiring at the Company’s 2023 Annual Meeting of Stockholders. Ms. Beckwith is not expected to serve on any committees of the Board at this time.

There are no arrangements or understandings between Ms. Beckwith and any other persons pursuant to which Ms. Beckwith was named a director of the Company. Ms. Beckwith does not have any family relationship with any of the Company’s directors or executive officers or any persons nominated or chosen by the Company to be a director or executive officer. Furthermore, Ms. Beckwith has no direct or indirect material interest in any transaction or proposed transaction required to be reported under Section 404(a) of Regulation S-K.

Ms. Beckwith will receive compensation for her service on the Board in accordance with the Company’s Non-Employee Director Compensation Policy, which is described in the Company’s Annual Report on Form 10-K filed with the SEC on March 23, 2021. Additionally, Ms. Beckwith will enter into a standard indemnification agreement with the Company in the form previously approved by the Board, which is filed as Exhibit 10.1 to the Company’s Annual Report on Form 10-K filed with the SEC on March 23, 2021.

The press release announcing the appointment of Ms. Beckwith to the Company’s Board of Directors is attached as Exhibit 99.1 to this Current Report on Form 8-K.

Item 9.01 Financial Statements and Exhibits.

(d)        Exhibits

Exhibit No.	Description
99.1	Press Release dated August 9, 2021
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 9, 2021

POSHMARK, INC.

By:	/s/ Anan Kashyap
Anan Kashyap
Chief Financial Officer